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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)         April 17, 2001
                                                         --------------


                         Shelbourne Properties II, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-16341                 04-3502382
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                               5 Cambridge Center
                                    9th Floor
                         Cambridge, Massachusetts 02142
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                    (Address of Principal Executive Offices)


                  Registrant's telephone number (617) 234-3000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS.

On April 17, 2001, the merger of High Equity Partners L.P.-Series 86 ("High Equity") with and into Shelbourne Proeprties II L.P.was consummated in accordance with the terms set forth in the Registrant's Registration Statement on Form S-4, as amended. Pursuant to the terms of the merger each outstanding limited partnership unit in High Equity has been converted into two shares of common stock of the Registrant. Trading in the shares of common stock of the Registrant is expected to commence on the American Stock Exchange in the early part of May.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SHELBOURNE PROPERTIES II, INC.


                                         By: /s/ Michael L. Ashner
                                             ---------------------------------
                                             Name:  Michael L. Ashner
                                             Title: President



Dated:  April 17, 2001